SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 12, 2002


                              EASTMAN KODAK COMPANY
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             (Exact name of registrant as specified in its charter)


         New Jersey                001-00087                16-0417150
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(State or other jurisdiction        (Commission              (IRS Employer
        of incorporation)           File Number)          Identification No.)


 343 State Street,                  Rochester, New York           14650
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 (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (585) 724-4000




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          (Former name or former address, if changed since last report)

Item 9.   Regulation FD

         On August 13, 2002, Eastman Kodak Company submitted to the Securities and Exchange Commission, pursuant to its Order No. 4-460, the statements under oath of its Chief Executive Officer Daniel A. Carp and its Chief Financial Officer Robert H. Brust. Copies of these statements are attached as Exhibits 99-1 and 99-2.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        August 13, 2002                EASTMAN KODAK COMPANY


                                             By:/s/ James M. Quinn
                                                ------------------------
                                                 Name: James M. Quinn
                                                 Title:  Secretary


Exhibit No.                Description
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99 (i)                     Statement Under Oath of Daniel A. Carp, Principal
                           Executive Officer, Regarding Certain Covered Reports
                           Filed With the Securities and Exchange Commission

99 (ii) Statement Under Oath of Robert H. Brust, Principal Financial Officer, Regarding Certain Covered Reports Filed With the Securities and Exchange Commission